                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                      Distribution Date: 5/15/00

Section 5.2 - Supplement                                           Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                             4,732,500.00       344,455.10       198,515.08         5,275,470.18
        Deficiency Amounts                                               0.00             0.00                                  0.00
        Additional Interest                                              0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                    38,946,519.35     2,781,820.06     4,636,564.58        46,364,903.99

(iv)    Collections of Finance Charge Receivables                4,389,735.96       313,544.21       522,595.98         5,225,876.14

(v)     Aggregate Amount of Principal Receivables                                                                  20,420,851,673.91

                                        Investor Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14
                                        Adjusted Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

                                                     Series
        Floating Investor Percentage                   1.75%           84.00%            6.00%           10.00%              100.00%
        Fixed Investor Percentage                      1.75%           84.00%            6.00%           10.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.43%
                 30 to 59 days                                                                                                 1.08%
                 60 to 89 days                                                                                                 0.81%
                 90 or more days                                                                                               1.68%
                                                                                                                   -----------------
                                        Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                                  1,353,648.61        96,686.61       161,151.22         1,611,486.44

(viii)  Investor Charge-Offs                                             0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)     Servicing Fee                                              250,000.00        17,856.67        29,762.38           297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.20%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

(xiv)   LIBOR                                                                                                               6.11000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                         3,155,000.00       229,636.73                          3,384,636.73

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       15,709.55

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          7,309,398.23       526,371.55       492,833.59         8,328,603.37

(xxii)  Certificate Rate                                             6.31000%         6.43000%         6.67000%


        By:
                 --------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                      Distribution Date: 6/15/00

Section 5.2 - Supplement                                           Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                                     0.00             0.00       226,511.56           226,511.56
        Deficiency Amounts                                               0.00             0.00                                  0.00
        Additional Interest                                              0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                    44,416,582.50     3,172,528.43     5,287,773.00        52,876,883.93

(iv)    Collections of Finance Charge Receivables                4,927,440.43       351,950.65       586,609.44         5,866,000.51

(v)     Aggregate Amount of Principal Receivables                                                                  20,957,581,407.34

                                        Investor Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14
                                        Adjusted Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

                                                   Series
        Floating Investor Percentage                   1.70%           84.00%            6.00%           10.00%              100.00%
        Fixed Investor Percentage                      1.70%           84.00%            6.00%           10.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.48%
                 30 to 59 days                                                                                                 1.13%
                 60 to 89 days                                                                                                 0.79%
                 90 or more days                                                                                               1.60%
                                                                                                                   -----------------
                                        Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                                  1,358,455.57        97,029.95       161,723.49         1,617,209.01

(viii)  Investor Charge-Offs                                             0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)     Servicing Fee                                              250,000.00        17,856.67        29,762.38           297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        14.28%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

(xiv)   LIBOR                                                                                                               6.82000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                                 0.00             0.00                                  0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                          167.23

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          4,677,596.51       334,105.13       556,847.06         5,568,548.69

(xxii)  Certificate Rate                                             7.02000%         7.14000%         7.13500%


        By:
                 --------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                      Distribution Date: 7/17/00

Section 5.2 - Supplement                                           Class A          Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                                     0.00             0.00       206,462.88           206,462.88
        Deficiency Amounts                                               0.00             0.00                                  0.00
        Additional Interest                                              0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                    43,400,123.84     3,099,926.18     5,166,764.08        51,666,814.09

(iv)    Collections of Finance Charge Receivables                4,760,136.52       340,000.68       566,691.99         5,666,829.19

(v)     Aggregate Amount of Principal Receivables                                                                  20,873,417,114.54

                                        Investor Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14
                                        Adjusted Interest      300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

                                                   Series
        Floating Investor Percentage                   1.71%           84.00%            6.00%           10.00%              100.00%
        Fixed Investor Percentage                      1.71%           84.00%            6.00%           10.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.40%
                 30 to 59 days                                                                                                 1.15%
                 60 to 89 days                                                                                                 0.82%
                 90 or more days                                                                                               1.63%
                                                                                                                   -----------------
                                        Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                                  1,304,308.02        93,162.37       155,277.25         1,552,747.64

(viii)  Investor Charge-Offs                                             0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00             0.00

(x)     Servicing Fee                                              250,000.00        17,856.67        29,762.38           297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.86%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           300,000,000.00    21,428,000.00    35,714,857.14       357,142,857.14

(xiv)   LIBOR                                                                                                               6.82000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                         1,872,000.00       135,996.37                          2,007,996.37

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       10,146.61

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          4,519,606.70       322,820.44       536,929.60         5,379,356.75

(xxii)  Certificate Rate                                             7.02000%         7.14000%         7.17625%


        By:
                 --------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President